UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 25, 2005

Naturade, Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	33-7106-A	23-2442709
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14370 Myford Rd., Suite 100, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-573-4800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on a form 8-K by Naturade, Inc. (the "Company") on August 1, 2005 (the "Laurus 8-K"), the Company entered into a Registration Rights Agreement dated July 26, 2005 (the "Registration Rights Agreement") with Laurus Master Fund, Ltd. ("Laurus"), providing Laurus with certain rights to require the Company to file a registration statement ( the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), to register the Common Stock held by Laurus or issuable to them pursuant to a Security and Purchase Agreement dated July 26, 2005 (the "Security Agreement") between the Company and Laurus. The Registration Rights Agreement is filed as Exhibit 10.6 to the Laurus 8-K.

On November 25, 2005, the Company and Laurus entered into an amendment to the Registration Rights Agreement, to amend the definition of the "Effectiveness Date." Under the new definition, the Registration Statement has to be declared effective at a date no later than 180 days (this was previously 120 days) from July 26, 2005. A copy of the amendment to the Registration Rights Agreement is attached hereto as Exhibit 99.1.

On November 29, 2005 the Company and Laurus entered into an Overadvance Side Letter whereby Laurus advanced the Company $325,000, (the "Ovderadvance") under the terms of the Security Agreement. The Overadvance is repayable in equal installments of $32,500 starting February 1, 2006 and continuing monthly until paid in full. In consideration for the Overadvance, the Company paid Laurus a fee of $50,000. A copy of the Overadvance Side Letter is attached hereto as Exhibit 99.2.

On November 22, 2005, the Company entered into an agreement(the "Payoff Agreement") with Quincy Investments Corp ("Quincy") to assume the Company’s obligations under a consulting agreement (the"Consulting Agreement")between the Company and David Brown ("Brown") dated October 1, 2005 whereby Quincy paid the Company’s obligations in full and Brown released the Company from all obligations under the agreement. The Consulting Agreement called for Brown to perform certain advisory and consulting services for the Company in exchange for eleven payments of $10,000 per month commencing on November 1, 2005. In exchange for Quincy paying off the Company’s obligations, the Company issued 400,000 shares of the Company’s Common Stock to Quincy. The execution of the Payoff Agreement was contingent upon the Overadvance Side Letter which was completed on Novemeber 29,2005. A copy of the Payoff Agreement is attached hereto as Exhibit 99.3.

Item 3.02 Unregistered Sales of Equity Securities.

On November 22, 2005, the Company agreed to issue Quincy 400,000 shares of Common Stock, pursuant to the Payoff Agreement and contingent upon the completion of the Overadvance Side Letter. The Overadvance Side Letter was completed on November 29, 2005 and the Company issued the Common Stock, without the services of an underwriter, and without registration under the Securities Act, in reliance on Section 4(2) of the Securities Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Naturade, Inc

December 1, 2005	By:	/s/Stephen M. Kasprisin

Name: Stephen M. Kasprisin
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Amendment and Waiver dated November 25, 2005 between Naturade, Inc. and Laurus Master Fund Ltd.
99.2	Overadvance Side Letter between Naturade, Inc. and Laurus Master Fund Ltd. dated November 29, 2005.
99.3	Payoff Agreement by and between Naturade, Inc., Peter Pocklington and David Brown dated November 22, 2005.